                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934,
                             RULES 13a-14 AND 15d-14
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Global Broadcast Group, Inc. (the
"Company") on Form 10-QSB for the period ending March 31, 2003 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I Sam
Winer, Chief Executive Officer, President and Principal Financial Officer of the
Company, certify, pursuant to Rules 13a-14 and 15d-14 of the Securities Exchange
Act of 1934, as adopted pursuant to SS.302 of the Sarbanes-Oxley Act of 2003, that:

1.       I have reviewed the Report;

2.       Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading;

3.       Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition and results of operations of the
         Company, as of, and for, the periods presented in the Report;

4.       I and the other certifying officers of the company:

            a. Are responsible for establishing and maintaining disclosure controls and procedures for the Company

            b. have designed such disclosure controls and procedures to ensure that material information is made known to us,  particularly during the period in which the Report is being prepared;

            c. have evaluated the effectiveness of the Company's disclosure controls and procedures within 90 days of the date of the
               Report; and

            d. have presented in the Report our conclusions about the
               effectiveness of the disclosure controls and procedures based on the required evaluation.

5.       I and the other certifying officers and I have disclosed to the
         Company's auditors and to the audit committee of board of directors
         (or persons fulfilling the equivalent function);

            a. all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls; and

            b. any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls;

6.        I and the other certifying officers have indicated in the Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Sam Winer
    Sam Winer
    Chief Executive Officer, President and
    Principal Financial Officer
    May 19, 2003